Earnings Per Share	9 Months Ended
Sep. 30, 2011
Earnings Per Share [Abstract]
Earnings Per Share

9. EARNINGS PER SHARE

On March 30, 2011, the record date of distribution, approximately 48.8 million shares of $0.01 par value HII common stock were distributed to Northrop Grumman stockholders. This share amount was utilized for the calculation of basic and diluted earnings per common share for the nine month period ended September 30, 2011. As no common stock of the company existed prior to March 30, 2011, basic and diluted shares for the nine month period ended September 30, 2010 are assumed to represent the outstanding shares upon separation from Northrop Grumman.

Earnings per share was calculated using net earnings as presented in the unaudited condensed consolidated statements of operations and weighted average basic and diluted share amounts as presented in the table below.

	Nine Months Ended September 30
in millions of shares	2011	2010
Weighted average number of common shares outstanding - basic	48.8	48.8
Effect of dilutive securities
Stock options	—	—
Restricted stock rights	—	—
Restricted performance stock rights	—	—

Weighted average number of common shares outstanding - diluted	48.8	48.8

The diluted share amounts presented above exclude the effects of 3.0 million shares as they would have been antidilutive for the nine month period ended September 30, 2011. Of these shares, 1.6 million shares relate to stock options, 0.7 million shares relate to restricted stock rights (RSRs), and 0.7 million shares relate to restricted performance stock rights (RPSRs).